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                                                                    EXHIBIT 10.1



                       THE 200_ EQUITY PARTICIPATION PLAN
                                       OF
                             AMBASSADORS GROUP, INC.

        Ambassadors Group, Inc., a Delaware corporation (the "Company"), has adopted The 200_ Equity Participation Plan of Ambassadors Education Group, Inc. (the "Plan"), effective as of ____________, 200_, for the benefit of its eligible employees, consultants and directors. The Plan consists of two plans, one for the benefit of key Employees (as such term is defined below) and consultants and one for the benefit of Independent Directors (as such term is defined below).

        As of the date of adoption of this Plan, all of the outstanding common stock of the Company is held by Ambassadors International, Inc., a Delaware corporation ("Ambassadors"), but the Company and Ambassadors have entered into a Master Separation and Distribution Agreement dated _____________, 200_ (the "Separation Agreement"), pursuant to which the businesses of the parties are to be separated (the "Separation") and all of the shares of common stock of the Company is to be distributed pro rata to the holders of Ambassadors common stock (the "Distribution"). Pursuant to the Separation Agreement, the Company and Ambassadors have also entered into an Employee Matters Agreement dated ___________, 200_. The Company has adopted this Plan pursuant to Section 5 of the Employee Matters Agreement, and pursuant to Section 5 of the Employee Matters Agreement, the Company is required to grant replacement stock options under this Plan to all persons holding Ambassadors stock options (the "Ambassadors Options") issued under the Ambassadors Equity Participation Plan (as defined in the Separation Agreement) who are employees of the Company. Options in the Company will be issued in exchange for the Ambassadors Options.

        The purposes of this Plan are as follows:

                (1) To provide an additional incentive for directors, key Employees and consultants to further the growth, development and financial success of the Company by personally benefitting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

                (2) To enable the Company to obtain and retain the services of directors, key Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                (3) To offset the loss of value of the Ambassadors Options due to the Distribution, to grant Options to the persons holding Ambassadors Options at the Date of Distribution (as defined in the Separation Agreement) pursuant to Section 5.3 of the Employee Matters Agreement.

                                    ARTICLE I
                                   DEFINITIONS

   1.1 GENERAL. Wherever the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

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        1.2 AFFILIATED COMPANY. "Affiliated Company" shall mean any corporation which is a Parent of the Company or a Subsidiary of the Company or of any Parent of the Company.

        1.3 BOARD. "Board" shall mean the Board of Directors of the Company.

        1.4 CODE. "Code" shall mean the Internal Revenue Code of 1986, as amended.

        1.5 COMMITTEE. "Committee" shall mean the Compensation Committee of the Board, or a subcommittee of the Board, appointed as provided in Section 9.1.

        1.6 COMMON STOCK. "Common Stock" shall mean the common stock of the Company, par value $0.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

        1.7 COMPANY. "Company" shall mean Ambassadors Group, Inc.

        1.8 DEFERRED STOCK. "Deferred Stock" shall mean Common Stock awarded under Article VII of this Plan.

        1.9 DIRECTOR. "Director" shall mean a member of the Board.

        1.10 DIVIDEND EQUIVALENT. "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock awarded under Article VII of this Plan.

        1.11 EMPLOYEE. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or of any corporation which is a Parent of the Company, or of any corporation which is a Subsidiary of the Company or of any Parent of the Company.

        1.12 EXCHANGE ACT. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        1.13 FAIR MARKET VALUE. "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the mean between the highest and lowest selling price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any, on such date, or if shares were not traded on such date, then on the closest preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange, the mean between the closing representative bid and asked prices for the Common Stock on such date as reported by NASDAQ or, if NASDAQ is not then in existence, by its successor quotation system; or (iii) if Common Stock is not publicly traded, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of Independent Directors) acting in good faith.


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        1.14 GRANTEE. "Grantee" shall mean an Employee or consultant granted a
Performance Award, Dividend Equivalent, Stock Payment or Stock Appreciation Right, or an award of Deferred Stock, under this Plan.

        1.15 INCENTIVE STOCK OPTION. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

        1.16 INDEPENDENT DIRECTOR. "Independent Director" shall mean a member of the Board who is not an Employee of the Company or its Subsidiaries.

        1.17 NON-QUALIFIED STOCK OPTION. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

        1.18 OPTION. "Option" shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.

        1.19 OPTIONEE. "Optionee" shall mean an Employee, consultant or Independent Director granted an Option under this Plan.

        1.20 PARENT. "Parent" shall mean shall mean any corporation of which the Company is a Subsidiary.

        1.21 PERFORMANCE AWARD. "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII of this Plan.

        1.22 PLAN. "Plan" shall mean The 2001 Equity Participation Plan of Ambassadors Education Group, Inc.

        1.23 RESTRICTED STOCK. "Restricted Stock" shall mean Common Stock awarded under Article VI of this Plan.

        1.24 RESTRICTED STOCKHOLDER. "Restricted Stockholder" shall mean an Employee or consultant granted an award of Restricted Stock under Article VI of this Plan.

        1.25 RULE 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

        1.26 STOCK APPRECIATION RIGHT. "Stock Appreciation Right" shall mean a stock appreciation right granted under Article VIII of this Plan.

        1.27 STOCK PAYMENT. "Stock Payment" shall mean (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a


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deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee or consultant in cash, awarded under Article VII of this Plan.

        1.28 SUBSIDIARY. "Subsidiary" of a referenced corporation shall mean any corporation owned by the referenced corporation through an unbroken chain of corporations if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        1.29 TERMINATION OF CONSULTANCY. "Termination of Consultancy" shall mean the time when the engagement of an Optionee, Grantee or Restricted Stockholder as a consultant to the Company, or to any corporation which is a Parent of the Company, or to any corporation which is a Subsidiary of the Company or of any Parent of the Company, is terminated for any reason, with or without cause, including without limitation, resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company, or with any corporation which is a Parent of the Company, or with any corporation which is a Subsidiary of the Company or of any Parent of the Company. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment. Notwithstanding any other provision of this Plan, the Company, or any corporation which is a Parent of the Company, or any corporation which is a Subsidiary of the Company or of any Parent of the Company, has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

        1.30 TERMINATION OF DIRECTORSHIP. "Termination of Directorship" shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship. With respect to any person who has received an award due to being a Director of Ambassadors, this section shall be deemed to relate to termination of his or her directorship of Ambassadors.

        1.31 TERMINATION OF EMPLOYMENT. "Termination of Employment " shall mean the time when the employee-employer relationship between the Optionee, Grantee or Restricted Stockholder and the Company, any Parent of the Company, or any Subsidiary of either the Company or any Parent of the Company is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment, continuing employment of an Optionee, Grantee or Restricted Stockholder by the Company, any Parent of the Company, or any Subsidiary of either the Company or any Parent of the Company, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company, any Parent of the Company, or any Subsidiary of either the Company


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or any Parent of the Company with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company, any Parent of the Company, or any Subsidiary of either the Company or any Parent of the Company has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                   ARTICLE II
                             SHARES SUBJECT TO PLAN

        2.1 SHARES SUBJECT TO PLAN.

                (a) The shares of stock subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights shall be Common Stock, initially shares of the Company's Common Stock, par value $0.01 per share. The aggregate number of such shares which may be issued upon exercise of such options or rights or upon any such awards under the Plan shall not exceed One Million Eight Hundred Thousand (1,800,000). The shares of Common Stock issuable upon exercise of such options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

                (b) To the extent required by Section 162(m) of the Code, shares subject to Options which are cancelled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit. Furthermore, to the extent required by
        Section 162(m) of the Code, if, after grant of a Stock Appreciation Right, the base amount on which stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Company's Common Stock, the transaction is treated as a cancellation of the Stock Appreciation Right and a grant of a new Stock Appreciation Right and both the Stock Appreciation Right deemed to be canceled and the Stock Appreciation Right deemed to be granted are counted against the Award Limit.

        2.2 UNEXERCISED OPTIONS AND OTHER RIGHTS. If any Option, or other right to acquire shares of Common Stock under any other award under this Plan, expires or is cancelled without having been fully exercised, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration or cancellation may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1.


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                                   ARTICLE III
                               GRANTING OF OPTIONS

        3.1 ELIGIBILITY. Subject to the Award Limit, any Employee or consultant selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 3.4(d).

        3.2 DISQUALIFICATION FOR STOCK OWNERSHIP. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, any Parent of the Company, or any Subsidiary of either the Company or any Parent of the Company unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

        3.3 QUALIFICATION OF INCENTIVE STOCK OPTIONS. No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. No Incentive Stock Option shall be granted to any person who is not an Employee.

        3.4 GRANTING OF OPTIONS.

                (a) The Committee shall from time to time, in its absolute discretion, and subject to the applicable limitations of this Plan:

                        (i) Determine which Employees are key Employees and
                select from among the key Employees or consultants (including Employees or consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

                        (ii) Subject to the Award Limit, determine the number of
                shares to be subject to such Options granted to the selected key Employees or consultants;

                        (iii) Determine whether such Options are to be Incentive
                Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                        (iv) Determine the terms and conditions of such Options,
                consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

                (b) Upon the selection of a key Employee or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems


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appropriate, require as a condition on the grant of an Option to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments or other rights which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

                (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

                (d) When a person is initially elected to the Board and is then an Independent Director, each such new Independent Director automatically shall be granted an Option to purchase ten thousand (10,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of his or her election to the Board. Members of the Board who are Employees who subsequently retire from the Company and remain on the Board will not receive an Option grant pursuant to this Section 3.4(d). Notwithstanding the foregoing, nothing in this
        Section 3.4(d) shall prevent the Board or Committee from granting additional Options to the Independent Directors beyond the amount provided for in the first sentence of this Section 3.4(d). All the foregoing Option grants authorized by this Section 3.4(d) are subject to stockholder approval of the Plan. Upon adoption of this Plan, the persons who are then Independent Directors of the Company will be granted Options as provided above as though they are then initially elected to the Board.

                (e) On the Distribution Date, the Company shall grant Non-Qualified Stock Options to all persons who are employees of the Company and are holding Ambassadors Options issued by Ambassadors under the Ambassadors Equity Participation Plan, all of which are non-qualified stock options. Each such Option shall be issued in exchange for each outstanding Ambassadors Option, and it shall be identical to the Ambassadors Option as to exercisability, expiration dates, and certain other terms except exercise price and number of shares underlying such option. The exercise price of and number of shares underlying each such Option shall be determined pursuant to
        Section 5 of the Employee Matters Agreement. The purpose of the adjustment in exercise price and number of shares underlying each such option shall be to preserve the economic value of the Ambassadors Options.

                                   ARTICLE IV
                                TERMS OF OPTIONS

        4.1 OPTION AGREEMENT. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with this Plan. Stock Option Agreements


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evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

        4.2 OPTION PRICE. The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Common Stock, and in the case of Options intended to qualify as performance-based compensation as described in
Section 162(m)(4)(C) of the Code, as well as Options granted to Independent Directors, such price shall be no less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted and in the case of Incentive Stock Options such price shall not be less than the greater of: (i) 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted, or (ii) 110% of the Fair Market Value of a share of Common Stock on the date such Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary of the Company. The foregoing notwithstanding, the exercise price of the Options granted pursuant to Section 3.4(e) shall be determined pursuant to Section 5.3.3 of the Employee Matters Agreement.

        4.3 OPTION TERM. The term of an Option (other than an Option granted to an Independent Director) shall be set by the Committee in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary of the Company. The foregoing notwithstanding, the option terms of the Options granted pursuant to Section 3.4(e) shall be identical to the option terms of the matching Ambassadors Options.

        4.4 OPTION VESTING.

                (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee (or the Board) and the Committee (or the Board) may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that no Option granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. At any time after grant of an Option, the Committee (or the Board) may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests. Notwithstanding the foregoing, all Options granted to Independent Directors shall become exercisable in cumulative annual installments of 25% on each of the first, second, third and fourth anniversaries of the date of Option grant, and the term of each such Option shall be ten years without variation or acceleration hereunder, except as provided in
        Section 10.4 and except that any Option granted to an Independent Director shall become immediately exercisable in full upon the retirement of the Independent Director in accordance with the Company's retirement policy applicable to Directors. The foregoing notwithstanding, with respect to the Options granted pursuant to Section 3.4(e), the periods


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        during which the right to exercise an Option in whole or in part vests in the Optionee shall be identical to such periods of the matching Ambassadors Options.

                (b) No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of a Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee (or the Board) with respect to Options granted to Employees or consultants, either in the Stock Option Agreement or in a resolution adopted following the grant of the Option.

                (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the
        Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

        4.5 CONSIDERATION. In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary of the Company for a period of at least one year after the Option is granted (or until the next annual meeting of stockholders of the Company, in the case of an Independent Director). Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary of the Company, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary of the Company, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause. The foregoing shall not apply to the Options granted pursuant to Section 3.4(e).

                                    ARTICLE V
                               EXERCISE OF OPTIONS

        5.1 PARTIAL EXERCISE. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

        5.2 MANNER OF EXERCISE. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

                (a) A written notice complying with the applicable rules established by the Committee or the Board stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;


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

                        (b) Such representations and documents as the Committee
                or the Board, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or the Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

                        (c) In the event that the Option shall be exercised
                pursuant to Section 10.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

                        (d) Full cash payment to the Secretary of the Company
                for the shares with respect to which the Option, or portion thereof, is exercised. However, at the discretion of the Committee (or the Board, in the case of Options granted to Independent Directors), the terms of the Option may (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) subject to the timing requirements of Section 5.3, allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board, or (vi) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii),
                (iii), (iv) and (v). In the case of a promissory note, the Committee or the Board may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

        5.3 CERTAIN TIMING REQUIREMENTS. At the discretion of the Committee (or the Board), shares of Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option exercise price or the tax withholding consequences of such exercise, in the case of persons subject to Section 16 of the Exchange Act, only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the Optionee to use shares of Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes made at least six months prior to the payment of such Option price or withholding taxes.

        5.4 CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

                (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or the Board shall, in its absolute discretion, deem necessary or advisable;

                (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee or the Board shall, in its absolute discretion, determine to be necessary or advisable;

                (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee or the Board may establish from time to time for reasons of administrative convenience; and

                (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

        5.5 RIGHTS AS STOCKHOLDERS. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

        5.6 OWNERSHIP AND TRANSFER RESTRICTIONS. The Committee (or the Board), in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                                   ARTICLE VI
                            AWARD OF RESTRICTED STOCK

        6.1 AWARD OF RESTRICTED STOCK.

                (a) The Committee (or the Board with respect to Independent Directors) shall from time to time, in its absolute discretion:

                        (i) Select from among the Independent Directors, the key
                Employees or consultants (including Independent Directors, Employees or consultants who have previously received other awards under this Plan) such of them as in its opinion should be awarded Restricted Stock; and

                        (ii) Determine the purchase price, if any, and other
                terms and conditions applicable to such Restricted Stock, consistent with this Plan.

                (b) The Committee (or the Board) shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

                (c) Upon the selection of an Independent Director, key Employee or consultant to be awarded Restricted Stock, the Committee (or the Board) shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

        6.2 RESTRICTED STOCK AGREEMENT. Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected Independent Director, key Employee or consultant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

        6.3 CONSIDERATION. As consideration for the issuance of Restricted Stock, in addition to payment of any purchase price, the Restricted Stockholder shall agree, in the written Restricted Stock Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary of the Company for a period of at least one year after the Restricted Stock is issued. Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary of the Company or shall interfere with or restrict in any way the rights of the Company and any Subsidiary of the Company, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause.

        6.4 RIGHTS AS STOCKHOLDERS. Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 6.7, the Restricted Stockholder shall have, unless otherwise provided by the Committee (or the Board), all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee (or the Board), any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.5.

        6.5 RESTRICTION. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee (or the Board) shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment or consultancy with the Company, Company performance and individual performance; provided, however, that no share of Restricted

Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months have elapsed from (but excluding) the date on which the Restricted Stock was issued, and provided, further, that by a resolution adopted after the Restricted Stock is issued, the Committee (or the Board) may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee (or the Board), if no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon Termination of Employment or, if applicable, upon the termination of his consulting relationship with the Company.

        6.6 REPURCHASE OF RESTRICTED STOCK. The Committee (or the Board) shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment or, if applicable, upon a termination of any consulting relationship between the Restricted Stockholder and the Company, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that provision may be made that no such right of repurchase shall exist in the event of a Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company or because of the Restricted Stockholder's retirement, death or disability, or otherwise.

        6.7 ESCROW. The Secretary of the Company or such other escrow holder as the Committee (or the Board) may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

        6.8 LEGEND. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee (or the Board) shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                                   ARTICLE VII
                    PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,
                         DEFERRED STOCK, STOCK PAYMENTS

        7.1 PERFORMANCE AWARDS. Any Independent Director, key Employee or consultant selected by the Committee (or the Board in the case of an Independent Director) may be granted one or more Performance Awards. The value of such Performance Awards may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee (or the Board), in each case on a specified date or dates or over any period or periods determined by the Committee (or the Board), or may be based upon the appreciation in the market value, book value, net profits or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Committee (or the Board). In making such determinations, the Committee (or the Board) shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Independent Director, key Employee or consultant.

        7.2 DIVIDEND EQUIVALENTS. Any Independent Director, key Employee or consultant selected by the Committee (or the Board) may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option, Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Option, Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee (or the Board). Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee (or the Board).

        7.3 STOCK PAYMENTS. Any Independent Director, key Employee or consultant selected by the Committee (or the Board) may receive Stock Payments in the manner determined from time to time by the Committee (or the Board). The number of shares shall be determined by the Committee (or the Board) and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee (or the Board) on the date such Stock Payment is made or on any date thereafter.

        7.4 DEFERRED STOCK. Any Independent Director, key Employee or consultant selected by the Committee (or the Board) may be granted an award of Deferred Stock in the manner determined from time to time by the Committee (or the Board). The number of shares of Deferred Stock shall be determined by the Committee (or the Board) and may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee (or the Board), in each case on a specified date or dates or over any period or periods determined by the Committee (or the Board). Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee (or the Board). Unless otherwise provided by the Committee (or the Board), a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.

        7.5 PERFORMANCE AWARD AGREEMENT, DIVIDEND EQUIVALENT AGREEMENT, DEFERRED STOCK AGREEMENT, STOCK PAYMENT AGREEMENT. Each Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee (or the Board) shall determine, consistent with this Plan.

        7.6 TERM. The term of a Performance Award, Dividend Equivalent award of Deferred Stock and/or Stock Payment shall be set by the Committee (or the Board) in its discretion.

        7.7 EXERCISE UPON TERMINATION OF EMPLOYMENT. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable only while the Grantee is an Employee or consultant; provided that the Committee (or the Board) may determine that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

        7.8 PAYMENT ON EXERCISE. Payment of the amount determined under Section
7.1 or 7.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee (or the Board). To the extent any payment under this
Article VII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 5.4.

        7.9 CONSIDERATION. In consideration of the granting of a Performance Award, Dividend Equivalent award of Deferred Stock and/or Stock Payment, the Grantee shall agree, in a written agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary of the Company for a period of at least one year after such Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is granted. Nothing in this Plan or in any agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary of the Company or shall interfere with or restrict in any way the rights of the Company and any Subsidiary of the Company, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

                                  ARTICLE VIII
                            STOCK APPRECIATION RIGHTS

        8.1 GRANT OF STOCK APPRECIATION RIGHTS. Subject to the Award Limit, a Stock Appreciation Right may be granted to any Independent Director, key Employee or consultant selected by the Committee (or the Board in the case of an Independent Director). A Stock Appreciation Right may be granted (i) in connection and simultaneously with the grant of an Option, (ii) with respect to a previously granted Option, or (iii) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with this Plan as the Committee (or the Board) shall impose, and shall be evidenced by a written Stock Appreciation Right Agreement, which shall be executed by the Grantee and an authorized officer of the Company. The Committee (or the Board), in its discretion, may determine whether a Stock Appreciation Right is to qualify as performance- based compensation as described in Section 162(m)(4)(C) of the Code and Stock Appreciation Right Agreements evidencing Stock Appreciation Rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code. Without limiting the generality of the foregoing, the Committee (or the Board) may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a Stock Appreciation Right to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, or other rights which have been previously granted to him under this Plan or otherwise. A Stock Appreciation Right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee (or the Board) deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

        8.2 COUPLED STOCK APPRECIATION RIGHTS.

                (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

                (b) A CSAR may be granted to the Grantee for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

                (c) A CSAR shall entitle the Grantee (or other person entitled to exercise the Option pursuant to this Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee (or the Board) may impose.

        8.3 INDEPENDENT STOCK APPRECIATION RIGHTS.

                (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee (or the Board). An ISAR shall be exercisable in such installments as the Committee (or the Board) may determine. An ISAR shall cover such number of shares of Common Stock as the Committee (or the Board) may determine; provided, however, that no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee (or the Board). An ISAR is exercisable only while the Grantee is an Employee or consultant; provided that the Committee (or the Board) may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

                (b) An ISAR shall entitle the Grantee (or other person entitled to exercise the ISAR pursuant to this Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee (or the Board) may impose.

        8.4 PAYMENT AND LIMITATIONS ON EXERCISE.

                (a) Payment of the amount determined under Section 8.2(c) and 8.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee (or the Board). To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 5.4 hereinabove pertaining to Options.

                (b) Grantees of Stock Appreciation Rights who are subject to
        Section 16 of the Exchange Act may, in the discretion of the Board or Committee, be required to comply with any timing or other restrictions under Rule 16b-3 applicable to the settlement or exercise of a Stock Appreciation Right.

        8.5 CONSIDERATION. In consideration of the granting of a Stock Appreciation Right, the Grantee shall agree, in the written Stock Appreciation Right Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary of the Company for a period of at least one year after the Stock Appreciation Right is granted. Nothing in this Plan or in any Stock Appreciation Right Agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary of the Company or shall interfere with or restrict in any way the rights of the Company and any Subsidiary of the Company, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

                                   ARTICLE IX
                                 ADMINISTRATION

        9.1 COMPENSATION COMMITTEE. The Compensation Committee (or a subcommittee of the Board assuming the functions of the Committee under this
Plan) shall consist of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "disinterested person" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

        9.2 DUTIES AND POWERS OF COMMITTEE. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

        9.3 MAJORITY RULE. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

        9.4 COMPENSATION: PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees. Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, and all members of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS

        10.1 NOT TRANSFERABLE. Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Option, Restricted Stock award, Deferred Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.

        During the lifetime of the Optionee or Grantee, only he may exercise an Option or other right or award (or any portion thereof) granted to him under the Plan. After the death of the Optionee or Grantee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's or Grantee's will or under the then applicable laws of descent and distribution.

        10.2 AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN. This Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the

Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Committee, no action of the Committee may, except as provided in Section 10.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or modify the Award Limit, and no action of the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. Notwithstanding the foregoing, the provisions of this Plan relating to formula Option grants to Independent Directors, including the amount, price and timing thereof, shall not be amended more than once in any six-month period other than to comport with changes, in the Code, the Employee Retirement Income Security Act, or the respective rules thereunder. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, alter or impair any rights or obligations under any Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options, Restricted Stock, Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

                (a) The expiration of ten years from the date the Plan is adopted by the Board; or

                (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 10.5.

        10.3 CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY. In the event that the outstanding shares of Common Stock are hereafter changed into or exchanged for cash or a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock splitup, stock dividend, or combination of shares, appropriate adjustments shall be made by the Committee (or the Board, the case of Independent Directors) in the number and kind of shares for which Options, Restricted Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, Deferred Stock awards or Stock Payments may be granted, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and of the Award limit described in Section 1.2.

        In the event of such a change or exchange, subject to the other provisions of this Plan, the Committee (or the Board, in the case of Independent Directors) shall also make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, or portions thereof then unexercised, shall be exercisable and in the number and kind of shares of outstanding Restricted Stock or Deferred Stock. Such adjustment shall be made with the intent that after the change or exchange of shares, each Optionee's and each Grantee's and each Restricted Stockholder's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment may include a necessary or appropriate corresponding adjustment in Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment exercise price, but shall be made without change in the total price applicable to the Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment, or the unexercised portion thereof (except for any change in the aggregate price resulting from rounding-off of share quantities or prices).

        Where an adjustment of the type described above is made to an Incentive Stock Option under this Section, the adjustment will be made in a manner which will not be considered a "modification" under the provisions of subsection 424(h)(3) of the Code.

        Notwithstanding the foregoing, in the event of such a reorganization, merger, consolidation, recapitalization, reclassification, stock splitup, stock dividend or combination, or other adjustment or event which results in shares of Common Stock being exchanged for or converted into cash, securities or other property, the Company will have the right to terminate this Plan as of the date of the exchange or conversion, in which case all options, rights and other awards under this Plan shall become the right to receive such cash, securities or other property, net of any applicable exercise price.

        In the event of a "spin-off" or other substantial distribution of assets of the Company which has a material diminutive effect upon the Fair Market Value of the Company's Common Stock, the Committee (or the Board, in the case of Independent Directors) may in its discretion make an appropriate and equitable adjustment to the Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment exercise price to reflect such diminution.

        10.4 MERGER OF THE COMPANY. In the event of the merger or consolidation of the Company with or into another corporation, the exchange of all or substantially all of the assets of the Company for the securities of another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock or the liquidation or dissolution of the Company:

                (a) At the discretion of the Committee (or the Board, in the case of Independent Directors), the terms of an Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment may provide that it cannot be exercised after such event.

                (b) In its discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board) may provide either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or by a resolution adopted prior to the occurrence of such event that, for a specified period of time prior to such event, such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in this Plan or in the provisions of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment.

                (c) In its discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board) may provide either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or by a resolution adopted prior to the occurrence of such event that upon such event, such Option, Performance Award, Stock


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                Appreciation Right, Dividend Equivalent or Stock Payment shall be assumed by the successor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

                        (d) In its discretion, and on such terms and conditions
                as it deems appropriate, the Committee (or the Board) may provide either by the terms of a Restricted Stock award or Deferred Stock award or by a resolution adopted prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement or a Deferred Stock Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under
                Section 6.6 after such event.

                        (e) None of the foregoing discretionary terms of this
                Section 10.4 shall be permitted with respect to any award or security under the Plan granted to Independent Directors to the extent that such discretion would be inconsistent with the requirements of Rule 16b-3.

        10.5 APPROVAL OF PLAN BY STOCKHOLDERS. This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan, Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted and Restricted Stock or Deferred Stock may be awarded prior to such stockholder approval, provided that such Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments shall not be exercisable and such Restricted Stock or Deferred Stock shall not vest prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments previously granted and all Restricted Stock or Deferred Stock previously awarded under this Plan shall thereupon be cancelled and become null and void.

        10.6 TAX WITHHOLDING. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee, Grantee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option, Restricted Stock, Deferred Stock, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment. Subject to the timing requirements of Section 5.3, the Committee (or the Board, in the case of Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee, Grantee or Restricted Stockholder to elect to have the Company withhold shares of Common Stock (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

        10.7 LOANS. The Committee may, in its discretion, extend one or more loans to key Employees, or officers of the Company in connection with the exercise or receipt of an Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted under this Plan, or the issuance of Restricted Stock or Deferred Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee.


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        10.8 LIMITATIONS APPLICABLE TO SECTION 16 PERSONS AND PERFORMANCE-BASED
COMPENSATION. Notwithstanding any other provision of this Plan, any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted, or Restricted Stock or Deferred Stock awarded, to a key Employee or Director who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule, and this Plan shall be deemed amended to the extent necessary to conform to such limitations. Furthermore, notwithstanding any other provision of this Plan, any Option or Stock Appreciation Right intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

        10.9 EFFECT OF PLAN UPON OPTIONS AND COMPENSATION PLANS. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary of the Company. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or consultants of the Company or any Subsidiary of the Company or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

        10.10 COMPLIANCE WITH LAWS. This Plan, the granting and vesting of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or Restricted Stock or Deferred Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

        10.11 TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.


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        10.12 GOVERNING LAW. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.





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